UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 29, 2009

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Between May 18, 2009 and June 1, 2009, Insmed Incorporated received notices from holders of its 5.5% Convertible Notes due 2008 - 2010 electing to voluntarily convert $486,801 principal amount of Convertible Notes into 375,908 shares of common stock at the conversion rate of one share of common stock for each $1.295 in principal amount of the Convertible Notes. The Company also received $1,310,446 from warrant exercises that resulted in 1,083,013 shares of common stock being issued at an exercise price of $1.21.

Following the conversions described above, $1,491,667 principal amount of the Convertible Notes remained outstanding. In addition, because this portion of the Convertible Notes were converted prior to the June 1, 2009 quarterly interest payment, the Company issued an additional 4,696 shares of common stock for the forfeited cash interest payment at a conversion price of $1.295.

The Company also received $247,500 from warrant exercises related to the May 2007 offering that resulted in 225,000 shares of common stock being issued at an exercise price of $1.10.

The number of shares issued pursuant to the conversion of the Convertible Notes and exercise of warrants and options since May 13, 2009, the date of Insmed’s last periodic report, exceeded 1% of Insmed’s outstanding common stock on May 29, 2009. As of June 3, 2009 the total issued and outstanding shares of Insmed Incorporated Common Stock was 126,888,163.

The common stock issued upon the conversion of the Convertible Notes and warrants was issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, provided for in Section 3(a)(9) and Section 4(2) thereof and is all currently registered for resale by the holders pursuant to Insmed’s Registration Statement  on Form S-3 filed with the Securities and Exchange Commission on August 8, 2005  (the “Registration Statement”).

A summary of the terms of the Convertible Notes and the warrants, including the conversion features and interest payments of the Convertible Notes was previously provided in the Registration Statement and Insmed’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2005 (the “Current Report”). The forms of the Convertible Notes and the warrants were filed on the Current Report. The Registration Statement, the Current Report, the forms of the Convertible Notes and warrants are each incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: June 3, 2009
By: /s/ Kevin P. Tully
Name: Kevin P. Tully C.G.A.,
Title: Executive Vice President & Chief Financial Officer